SEMI-ANNUAL REPORT



January 31, 2003


DAVIS NEW YORK
VENTURE FUND












[DAVIS FUNDS LOGO OMITTED]

                                TABLE OF CONTENTS



Management's Discussion and Analysis.........................................2


Schedule of Investments......................................................8


Statement of Assets and Liabilities.........................................13


Statement of Operations.....................................................15


Statements of Changes in Net Assets.........................................16


Notes to Financial Statements...............................................17


Financial Highlights........................................................24


Directors and Officers......................................................28





DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS NEW YORK VENTURE FUND

PERFORMANCE OVERVIEW

The Davis New York Venture Fund's Class A shares delivered a total return on net asset value of (4.28)% for the six-month period and (16.28)% for the one-year period ended January 31, 2003.(1) Over the same time periods, the Standard & Poor's 500(R) Index returned (5.26)% and (23.02)%, respectively.(2) The Davis New York Venture Fund is the only fund currently open to new investors with a 10-year average annual return that has consistently outperformed the S&P 500(R) Index over all 10-year periods since the Fund's inception on February 17, 1969.(3) The Fund's Class A shares have generated an average annual total return of 12.88% since inception versus a return of 10.13% for the S&P 500(R) Index over the same time frame.

In commenting on the Davis New York Venture Fund's 2002 returns, Morningstar noted that "management's strengths were on display this year. Co-managers Chris Davis and Ken Feinberg took advantage of the down market to improve the quality of the portfolio. . . . they clearly moved into dominant players during the year. . . Thanks in part to their summer buying spree, the fund's year-to-date loss is smaller than the S&P 500's by more than 4 percentage points, and it's also beating the large-value and large-blend fund categories . . . Davis,
Feinberg, and the firm's analysts are rigorous researchers. . . . you should be rewarded by this outstanding fund."(4)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. How would you characterize the performance of the Davis New York Venture
Fund?

A. Each year, Ken and I begin our review of the Davis New York Venture Fund with a discussion concerning recent performance. We try to be honest and direct in our self-assessment. We also try to avoid the spurious practice of shifting the benchmark to whatever looks best. For example, in the 12-month period ending on January 31, 1999 when the Fund returned 18.34%, we pointed out that this result was well below the 32.49% return of the S&P 500(R) Index against which we judge ourselves. As a consequence, we described this performance as "disappointing" and emphasized that "we have ground to make up." In the next four years (January 31, 1999-January 31, 2003), the Davis New York Venture Fund made up this ground posting a cumulative performance more than 20 percentage points ahead of the S&P 500(R) Index. Although we may be accused of a different type of benchmark shifting, we also find this result disappointing. Our disappointment comes from the fact that over this four-year period, the Davis New York Venture Fund declined 9%--far better than the 29% decline of the S&P 500(R) Index but a decline nonetheless. As painful as these times are they are an inevitable part of the market cycle and do not weaken our long-term commitment to owning stocks.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Although we cannot predict what the market (as measured by the S&P 500(R) Index) will do in any short period of time, we remain convinced that over long periods of time (measured in decades, not years) it will generate attractive positive returns. We feel this is particularly probable from today's starting point some 44% lower than the peak in March of 2000. We also remain convinced that the high expense structures and high portfolio turnover rates of the majority of active fund managers will cause them to under-perform this benchmark in the future as they have done in the past. As a result, we will continue to benchmark ourselves against the S&P 500(R) Index but with the explicit additional hurdle that we expect to generate positive returns over the long term. Through these difficult times you should know that our families, employees and directors have remained the largest shareholders in the Davis New York Venture Fund.

Q. Could you discuss some of the portfolio holdings?

A. Although this semi-annual report is for the six month period ended January 31, 2003, it is useful to examine the performance of individual companies over longer time periods. Often the performance of individual holdings can be explained to a large degree by the industry in which they fall. This was not the case in the 12 months ended January 31, 2003. For example, while some insurance shares such as Progressive(5) significantly outperformed by simply ending the year about where they started, others such as American International Group and Transatlantic Holdings fell sharply--down 27% and 25%, respectively--despite improving fundamentals in their businesses. Similarly, while shares of lenders such as Golden West Financial rose a stunning 16% and Wells Fargo 4%, Citigroup's price declined 21% and Lloyds TSB Group 47%. While shares in some pharmaceutical companies such as Pharmacia rose 11% and Merck declined only modestly, shares in Eli Lilly fell 18% and Pfizer 26%. In general, we believe that these price gyrations were not the result of significant differences in the values of the underlying businesses but rather changes in market psychology. As a result, we added to our holdings in companies such as Citigroup and American International Group at what we hope will prove to be advantageous prices.

As always, some individual holdings warrant particular comment. In recent reports, we discussed Sealed Air, a fine and well-run packaging company that had become exposed to the possibility of asbestos liability. In a nervous market, such news sent the shares tumbling from the mid-40s to a low $13 per share. In December, Sealed Air agreed to pay roughly $800 million to settle all such claims and the shares surged back to $37 at the end of January, a very decent outcome.

Late in the year, a similarly large risk was likely eliminated in Household International, although the outcome thus far is not as satisfactory. As we discussed in past reports, concerns about the consumer finance business in general and Household in particular had caused the shares to fall more than 50% from their highs. Although the company continued to post excellent results, adverse market psychology threatened the company in a very real way. This threat resulted from the fact that a finance company must fund its lending business by borrowing money in the capital markets. Pessimistic markets demand higher rates or, in the worst case, refuse to fund controversial businesses. Although such an outcome was unlikely in Household's case, it was possible. Facing this threat, CEO Bill Aldinger made the decision to sell the company at a depressed price to HSBC Holdings, an enormously strong and well-run global bank. We have since met with the management of HSBC and, as we are convinced they got a bargain in Household, we have decided to hold our shares for the time being. Our average purchase price of Household was $36 per share, we recently added to our position at prices as low as $21.40 and the shares currently trade at approximately $27.(6)

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

A final controversial holding that also ended the year on more certain footing was Tyco. As we reviewed this company in detail in our last report, we will only add that in December Tyco's new management completed a significant and thorough internal audit and, through the announcement of a new unsecured credit line and a substantial convertible bond offering, eliminated concerns about its liquidity. The shares have moved up from a low just above $12 per share to $16 at January 31st, 2003. You should know that we added to our position at prices between $8 and $14 per share and that it currently makes up about 3.50% of our portfolio at an average purchase price of $27 per share. Nonetheless, it is now clear that Tyco was a far stronger company than those to which it was often compared--including WorldCom, Enron and Global Crossing. Today, Tyco generates sales of $35 billion, earnings of approximately $3 billion and has a market cap in excess of $34 billion. The other three are bankrupt.

Aside from these specific companies, the portfolio continues to be made up of holdings that fall loosely into three categories. The first and largest category is composed of companies that are perceived as world-class, global leaders: companies such as Berkshire Hathaway, American Express, Eli Lilly, UPS, AIG and Citigroup. In addition to our purchase of Citigroup and AIG described above, we also added Microsoft to this list at what we believe to be a very reasonable price.

The second category is made up of holdings in smaller, less well-known companies that we nonetheless consider to be very well-run businesses. These include companies such as Transatlantic Holdings, Costco Wholesale, Golden West Financial, Lexmark and Julius Baer. In this category, our most significant additions were to Costco and Julius Baer.

The third category is made up of companies under a cloud, which in addition to the three mentioned near the beginning of this section include Altria Group, Loews, Aon and Morgan Stanley. In general, companies in this category will not be perceived as good businesses. It is our intention to try to buy them when they are under a cloud and benefit from both improving underlying fundamentals and an improving business reputation. Such was the case in the past with Citibank (which had been rumored to be bankrupt in the early '90s), Salomon Brothers during the Treasury securities scandal, American Home Products during the diet drug litigation and many others. Buying during storms of controversy or at times of great pessimism is difficult and we have, and will, make mistakes in this category. But we also know that a willingness to invest at such times or in such companies when the majority of others (including the media) think you are wrong is not just advisable but necessary for achieving above-average results. As Benjamin Graham once wrote, "You are neither right nor wrong because the crowd disagrees with you. You are right because your data and reasoning are right. . . . The right kind of investor (takes) added satisfaction from the thought that his operations are exactly opposite to those of the crowd."

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Q. What is your outlook?

A. If nothing else, the last five years should have taught all investors the futility of economic or market predications. Certainly it is difficult today to find much about which to be optimistic. Unemployment continues to rise; the Middle East is frightening and unstable; the prospect for corporate profits is not particularly bright nor is the outlook for consumer spending. Of course, it was difficult to find much about which to be pessimistic in March of 2000 when the S&P 500(R) Index was almost 79% above where it is today, the nation enjoyed near-full employment, the U.S. business model had triumphed worldwide, and the economy had expanded continuously for over a decade. As we have written before, the stock market bottom will coincide with the period of greatest pessimism. Warren Buffett said it best when he wrote, "Pessimism is the most common cause of low prices. We want to do business in such an environment, not because we like pessimism but because we like the prices it produces. It's optimism that is the enemy of the rational buyer." Although neither Ken nor I have any idea whether or not the market has seen its low point for this cycle, we are certain that we are a long way from the optimism of the `90s.

Q. Do you have any additional thoughts for shareholders?

A. The notion of stewardship is essential to the investment process. We view ourselves as stewards of your savings and we hold out the same expectation for the companies in which we invest. Ken and I have taken a more active stance in the last several years than we had in the past in pushing for strong governance in our portfolio companies, most especially in the area of executive compensation and stock options. The great investor Bill Miller of Legg Mason points out that "the center of the corruption is options. As long as managements exert pressure to keep legitimate expenses off the income statement, they are sending a signal that their intent is to deceive." While we have been proud to work on this topic with Bill and several other investors whom we admire, we have been frustrated in our attempt to build a large coalition of institutional investors. In looking for explanations for this, I am reminded of Vanguard founder Jack Bogle's observation that "institutional investors have ignored the responsibilities of corporate citizenship. One reason is short-term focus. If you have 118% turnover in a mutual fund, that's an eleven month holding period--why would you care about governance when you won't even hold the stock until the next annual meeting?" Our average holding period exceeds four years and we have owned many companies for a decade or more. Thus, we will continue to push and have been very gratified by the encouragement we have received both from our shareholders and those in the investment business whom we admire.

As always, I must close by thanking my colleagues. Ken and I are fortunate to work with such a fine group. As a team, they bring intelligence, commitment and integrity to their work. Please know that we are all keenly aware of the responsibility with which you have entrusted us and we thank you for confidence. We will do our best to earn it in the years ahead.(7)

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis New York Venture Fund prospectus, which contains more information about risks, charges and expenses. Please read the prospectus carefully before investing or sending money.

(1) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. Below are the average annual total returns for Davis New York Venture Fund's Class A shares for the periods ended January 31, 2003. Returns for other classes of shares will vary from the following returns:

(Without a 4.75% sales charge taken into consideration)
----------------------------------------------------------------------------------------------------
FUND NAME                        ONE YEAR       FIVE YEARS       TEN YEARS       INCEPTION
----------------------------------------------------------------------------------------------------
Davis New York Venture A         (16.28)%       1.54%            10.85%          12.88% - 02/17/69
----------------------------------------------------------------------------------------------------

(With a 4.75% sales charge taken into consideration)
----------------------------------------------------------------------------------------------------
FUND NAME                        ONE YEAR       FIVE YEARS       TEN YEARS       INCEPTION
----------------------------------------------------------------------------------------------------
Davis New York Venture A         (20.25)%       0.56%            10.31%          12.71% - 02/17/69
----------------------------------------------------------------------------------------------------

Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call Davis Funds Shareholder Services at 1-800-279-0279.

(2) The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in this index.

(3) Past performance is not a guarantee of future results. The Fund's 10-year average annual total return has surpassed the S&P 500(R) Index for all rolling 10-year time periods since its inception in 1969 through December 2002. This example compares the average annual total return earned by Class A shares of Davis New York Venture Fund against the return earned by the S&P 500(R) Index for rolling 10-year time periods ending December 31 of each year. The Fund's returns assume an investment in Class A shares on January 1 of each year with all dividends and capital gain distributions reinvested for a 10-year period. The figures were not adjusted for any sales charges that may be imposed. If sales charges were imposed, the reported figures would be lower.

There can be no guarantee that Davis New York Venture Fund will continue to deliver consistent investment performance. The performance presented includes periods of bear markets when performance was negative. Equity markets are volatile, investors may suffer losses, and there can be no guarantee that an investor will earn a profit. Investment return and principal value will vary so that, when sold, an investment may be worth more or less than when purchased.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(4) Source: Morningstar Mutual Funds, December 13, 2002.

(5) Davis Funds investment professionals candidly discuss a number of individual companies. These opinions are current as of the date of this report but are subject to change. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The schedule of investments lists the Fund's holdings of each company discussed.

(6) Household International price was $27.20 on February 14, 2003.

(7) Davis Funds investment professionals make candid statements and observations regarding economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Davis Funds' investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS NEW YORK VENTURE FUND
Schedule of Investments
January 31, 2003 (Unaudited)

==============================================================================================================
                                                                                                         VALUE
      SHARES                                     SECURITY                                              (NOTE 1)
--------------------------------------------------------------------------------------------------------------
COMMON STOCK - (95.46%)

    BANKS AND SAVINGS & LOAN ASSOCIATIONS - (12.31%)
    12,613,500      Bank One Corp. .......................................................   $     460,518,885
     7,359,700      Golden West Financial Corp. ..........................................         541,158,741
    24,198,149      Lloyds TSB Group PLC..................................................         150,860,037
        80,000      M&T Bank Corp. .......................................................           6,384,000
     1,570,200      State Street Corp. ...................................................          62,164,218
    15,949,700      Wells Fargo & Co. ....................................................         755,537,289
                                                                                             -----------------
                                                                                                 1,976,623,170
                                                                                             -----------------
    BUILDING MATERIALS - (2.22%)
     1,328,500      American Standard Cos. Inc.*..........................................          88,557,810
     4,036,700      Martin Marietta Materials, Inc. (b)...................................         117,871,640
     4,419,920      Vulcan Materials Co. .................................................         150,498,276
                                                                                             -----------------
                                                                                                   356,927,726
                                                                                             -----------------
    CONSUMER PRODUCTS - (5.85%)
    24,803,500      Altria Group, Inc. ...................................................         939,308,545
                                                                                             -----------------
    DIVERSIFIED MANUFACTURING - (4.45%)
     5,832,300      Dover Corp. ..........................................................         152,631,291
    35,119,206      Tyco International Ltd. ..............................................         562,258,488
                                                                                             -----------------
                                                                                                   714,889,779
                                                                                             -----------------
    ELECTRONICS - (0.45%)
    36,929,900      Agere Systems Inc., Class A*..........................................          65,365,923
     3,820,100      Agere Systems Inc., Class B*..........................................           6,646,974
                                                                                             -----------------
                                                                                                    72,012,897
                                                                                             -----------------
    ENERGY - (5.78%)
     8,047,143      ConocoPhillips........................................................         387,791,821
     7,261,343      Devon Energy Corp. ...................................................         328,938,838
     5,462,000      EOG Resources, Inc. ..................................................         211,707,120
                                                                                             -----------------
                                                                                                   928,437,779
                                                                                             -----------------
    FINANCIAL SERVICES - (19.72%)
    34,890,100      American Express Co. .................................................       1,239,645,253
    19,165,416      Citigroup Inc. .......................................................         658,907,002
     5,037,400      Dun & Bradstreet Corp.* (b)...........................................         178,072,090
    20,354,500      Household International, Inc. ........................................         555,881,395
     5,269,700      Loews Corp. ...........................................................        231,972,194
     4,483,700      Moody's Corp. ........................................................         187,777,356
     8,391,800      Providian Financial Corp.*............................................          53,623,602
     1,184,020      Takefuji Corp. .......................................................          60,407,673
                                                                                             -----------------
                                                                                                 3,166,286,565
                                                                                             -----------------

DAVIS NEW YORK VENTURE FUND
Schedule of Investments - Continued
January 31, 2003 (Unaudited)

==============================================================================================================
                                                                                                         VALUE
      SHARES                                     SECURITY                                              (NOTE 1)
--------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

    FOOD/BEVERAGE & RESTAURANT - (3.61%)
    27,120,457      Diageo PLC............................................................   $     277,039,349
     2,714,800      Hershey Foods Corp. ..................................................         175,104,600
     4,000,000      Kraft Foods Inc., Class A.............................................         127,400,000
                                                                                             -----------------
                                                                                                   579,543,949
                                                                                             -----------------
    HOTELS - (0.78%)
     3,991,000      Marriott International, Inc., Class A.................................         124,519,200
                                                                                             -----------------
    INDUSTRIAL - (2.59%)
    11,024,400      Sealed Air Corp.* (b).................................................         415,840,368
                                                                                             -----------------
    INSURANCE BROKERS - (1.02%)
     8,655,400      Aon Corp. ............................................................         163,846,722
                                                                                             -----------------
    INVESTMENT FIRMS - (3.40%)
     5,223,200      Janus Capital Group Inc. .............................................          66,282,408
     1,283,952      Julius Baer Holding Ltd., Class B (b).................................         248,746,047
     6,102,480      Morgan Stanley........................................................         231,283,992
                                                                                             -----------------
                                                                                                   546,312,447
                                                                                             -----------------
    LIFE INSURANCE - (0.63%)
     2,599,500      Principal Financial Group, Inc. ......................................          74,345,700
     1,500,000      Sun Life Financial Services of Canada Inc. ...........................          27,105,000
                                                                                             -----------------
                                                                                                   101,450,700
                                                                                             -----------------
    MEDIA - (1.43%)
     4,146,865      Lagardere S.C.A. .....................................................         168,788,631
     8,781,680      WPP Group PLC.........................................................          61,537,530
                                                                                             -----------------
                                                                                                   230,326,161
                                                                                             -----------------
    MULTI-LINE INSURANCE - (4.98%)
    14,776,810      American International Group, Inc. ...................................         799,720,957
                                                                                             -----------------
    PHARMACEUTICAL AND HEALTH CARE - (3.48%)
     4,528,500      Eli Lilly and Co. ....................................................         272,796,840
     1,656,000      Merck & Co., Inc. ....................................................          91,725,840
     3,230,000      Pfizer Inc. ..........................................................          98,062,800
     2,325,000      Pharmacia Corp. ......................................................          97,115,250
                                                                                             -----------------
                                                                                                   559,700,730
                                                                                             -----------------

DAVIS NEW YORK VENTURE FUND
Schedule of Investments - Continued
January 31, 2003 (Unaudited)

==============================================================================================================
                                                                                                         VALUE
      SHARES                                     SECURITY                                              (NOTE 1)
--------------------------------------------------------------------------------------------------------------
COMMON STOCK - CONTINUED

    PROPERTY/CASUALTY INSURANCE - (6.77%)
         8,543      Berkshire Hathaway Inc., Class A*.....................................   $     577,506,800
         1,604      Berkshire Hathaway Inc., Class B*.....................................           3,567,296
     1,616,300      Chubb Corp. ..........................................................          86,827,636
        80,000      Markel Corp.*.........................................................          16,272,000
     7,493,700      Progressive Corp. (Ohio)..............................................         362,245,458
       828,028      Travelers Property Casualty Corp., Class A* ..........................          13,422,334
     1,701,229      Travelers Property Casualty Corp., Class B* ..........................          27,661,984
                                                                                             -----------------
                                                                                                 1,087,503,508
                                                                                             -----------------
    PUBLISHING - (0.74%)
     1,628,000      Gannett Co., Inc. ....................................................         118,290,480
                                                                                             -----------------
    REAL ESTATE - (0.85%)
       401,800      Centerpoint Properties Trust..........................................          22,199,450
     2,313,100      General Growth Properties, Inc. (b)...................................         114,498,450
                                                                                             -----------------
                                                                                                   136,697,900
                                                                                             -----------------
    REINSURANCE - (2.25%)
       620,000      Everest Re Group, Ltd. ...............................................          31,291,400
     4,973,150      Transatlantic Holdings, Inc. (b)......................................         330,714,475
                                                                                             -----------------
                                                                                                   362,005,875
                                                                                             -----------------
    RETAILING - (5.68%)
     1,930,500      Albertson's, Inc. ....................................................          41,505,750
    17,806,200      Costco Wholesale Corp.*...............................................         514,064,994
     1,820,000      J. C. Penney Co., Inc. ...............................................          35,289,800
     5,360,000      RadioShack Corp. .....................................................         106,932,000
     9,029,000      Safeway Inc.*.........................................................         213,987,300
                                                                                             -----------------
                                                                                                   911,779,844
                                                                                             -----------------
    TECHNOLOGY - (3.80%)
     5,550,000      BMC Software, Inc.*...................................................          97,846,500
     5,574,500      Lexmark International, Inc.*..........................................         337,480,230
     3,690,000      Microsoft Corp.*......................................................         175,108,950
                                                                                             -----------------
                                                                                                   610,435,680
                                                                                             -----------------
    TELECOMMUNICATIONS - (0.67%)
    13,904,000      Tellabs, Inc.*........................................................         107,964,560
                                                                                             -----------------
    TRANSPORTATION - (2.00%)
     5,316,300      United Parcel Service, Inc., Class B...................................        320,732,379
                                                                                             -----------------

                         Total Common Stocks - (identified cost $15,823,556,717)...........     15,331,157,921
                                                                                             -----------------

DAVIS NEW YORK VENTURE FUND
Schedule of Investments - Continued
January 31, 2003 (Unaudited)

==============================================================================================================
                                                                                                         VALUE
      SHARES/PRINCIPAL                           SECURITY                                              (NOTE 1)
---------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - (0.75%)

    2,041,800       General Growth Properties, Inc., 7.25%, 7/15/08,
                         Cum. Conv. Pfd. (b)..............................................   $      64,776,105
      640,000       Household International, Inc., 8.875%, 2/15/06,
                         Adjustable Conversion-Rate Equity Security, Cum. Conv. Pfd. .....          19,232,000
       38,400       Lucent Technologies Inc., 8.00%, 8/1/31, Non-Cum. Conv. Pfd. .........          32,448,000
        76,200      Sealed Air Corp., $2.00, 4/1/18, Ser. A, Cum. Conv. Pfd. (b) .........           3,343,275
                                                                                             -----------------
                         Total Preferred Stocks - (identified cost $109,118,415)...........        119,799,380
                                                                                             -----------------

CORPORATE BONDS - (0.84%)

$    5,000,000      Tyco International Group, SA, 6.25%, 6/15/03 (f).......................          5,050,000
    24,340,000      Tyco International Group, SA, 4.95%, 8/1/03 (f)........................         24,461,700
    18,000,000      Tyco International Group, SA, 5.875%, 11/1/04 (f)......................         18,000,000
     5,500,000      Tyco International Group, SA, 6.375%, 6/15/05 (f)......................          5,472,500
    21,517,000      Tyco International Group, SA, 6.375%, 2/15/06 (f)......................         21,248,038
    30,000,000      Tyco International Group, SA,
                         Conv. Notes, Zero Cpn., 2.08%, 2/12/21 (d)(e)(f)..................         22,912,500
    50,000,000      Tyco International Ltd., Conv. Notes, Zero Cpn.,
                         2.91%, 11/17/20 (d)(e)(f).........................................         37,500,000
                                                                                             -----------------
                         Total Corporate Bonds - (identified cost $115,917,564)............        134,644,738
                                                                                             -----------------

SHORT TERM INVESTMENTS - (3.14%)

  $504,065,000      Nomura Securities International, Inc. Joint Repurchase Agreement,
                         1.34%, 02/03/03, dated 01/31/03, repurchase value of
                         $504,121,287 (collateralized by: U.S. Government obligations in a pooled cash account, total market value $514,146,300)
                         - (identified cost $504,065,000).................................   $     504,065,000
                                                                                             -----------------
                         Total Investments - (identified cost $16,552,657,696)
                             (100.19%)(a).................................................      16,089,667,039
                         Liabilities Less Other Assets - (0.19%)..........................         (30,013,588)
                                                                                             -----------------
                                Net Assets - (100%).......................................   $  16,059,653,451
                                                                                             =================

(a) Aggregate cost for Federal Income Tax purposes is $16,565,346,798. At January 31, 2003 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes was as follows:

                         Unrealized appreciation..........................................   $   2,242,830,762
                         Unrealized depreciation..........................................      (2,718,510,521)
                                                                                             -----------------
                                Net unrealized depreciation...............................   $    (475,679,759)
                                                                                             =================


DAVIS NEW YORK VENTURE FUND
Schedule of Investments - Continued
January 31, 2003 (Unaudited)
================================================================================


(b) Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the six months ended January 31, 2003. The aggregate fair value of the securities of affiliated companies held by the Fund as of January 31, 2003 amounts to $1,473,862,450. Transactions during the period in which the issuers were affiliates are as follows:

                                  Shares          Gross        Gross          Shares              Dividend
Security                          July 31, 2002   Additions    Reductions     January 31, 2003    Income
--------                          -------------   ---------    ----------     ----------------    ------
Agere Systems Inc., Class A (c)    40,500,000        -         3,570,100      36,929,900               -
Agere Systems Inc., Class B (c)       250,000     3,570,100        -           3,820,100               -
Dun & Bradstreet Corp.              5,037,400        -             -           5,037,400               -
General Growth Properties, Inc.     2,313,100        -             -           2,313,100         $ 2,086,417
General Growth Properties, Inc.,
   7.25%, 7/15/08,
   Cum. Conv. Pfd.                  2,041,800        -             -           2,041,800           1,832,638
Julius Baer Holding
   Ltd., Class B                    1,111,892       172,060        -           1,283,952               -
Martin Marietta Materials, Inc.     4,036,700        -             -           4,036,700           1,211,010
Sealed Air Corp.                   10,579,400       445,000        -          11,024,400               -
Sealed Air Corp.,
   $2.00, 4/1/18, Ser. A,
   Cum. Conv. Pfd.                     76,200        -             -              76,200              76,200
Transatlantic Holdings, Inc.        4,973,150        -             -           4,973,150             994,630

(c) Not an affiliate as of January 31, 2003.

(d) As of January 31, 2003 zero coupon bonds represented $60,412,500 or 0.38% of the Fund's net assets. Because zero coupon bonds pay no interest, their value is generally more volatile than the value of other debt securities.

(e) Zero coupon bonds reflect effective yield on the date of purchase.

(f) Illiquid security. See Note 9 of the Notes to Financial Statements.

* Non-Income Producing Security.


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
STATEMENT OF ASSETS AND LIABILITIES
At January 31, 2003 (Unaudited)
================================================================================

ASSETS:
     Investments in securities, at value (see accompanying Schedule of Investments):
         Unaffiliated companies (cost of $15,011,686,385).................................   $  14,615,804,589
         Affiliated companies (cost of $1,540,971,311)....................................       1,473,862,450
     Cash.................................................................................             441,846
     Receivables:
         Investment securities sold.......................................................          24,205,928
         Capital stock sold...............................................................          25,117,868
         Dividends and interest...........................................................          12,910,812
     Prepaid expenses.....................................................................              39,500
                                                                                             -----------------
              Total assets................................................................      16,152,382,993
                                                                                             -----------------

LIABILITIES:
     Payables:
         Investment securities purchased..................................................          36,619,974
         Capital stock redeemed...........................................................          33,263,078
     Accrued expenses.....................................................................          22,846,490
                                                                                             -----------------
              Total liabilities...........................................................          92,729,542
                                                                                             -----------------
NET ASSETS ...............................................................................   $  16,059,653,451
                                                                                             =================

NET ASSETS CONSIST OF:
     Par value of shares of capital stock.................................................   $      39,957,556
     Additional paid-in capital...........................................................      18,126,579,100
     Net unrealized depreciation on investments and translation of assets
         and liabilities denominated in foreign currency..................................        (462,796,286)
     Undistributed net investment loss....................................................         (14,681,222)
     Accumulated net realized losses from investments and foreign currency transactions...      (1,629,405,697)
                                                                                             -----------------
              Net assets..................................................................   $  16,059,653,451
                                                                                             =================

DAVIS NEW YORK VENTURE FUND
STATEMENT OF ASSETS AND LIABILITIES - Continued
At January 31, 2003 (Unaudited)
================================================================================

     CLASS A SHARES
         Net assets.......................................................................  $    8,033,366,835
         Shares outstanding...............................................................         393,208,616
         Net asset value and redemption price per share...................................              $20.43
                                                                                                        ======
         Maximum offering price per share (100/95.25 of $20.43)* .........................              $21.45
                                                                                                        ======
     CLASS B SHARES
         Net assets.......................................................................  $    4,415,898,741
         Shares outstanding...............................................................         225,029,214
         Net asset value, offering and redemption price per share.........................              $19.62
                                                                                                        ======
     CLASS C SHARES
         Net assets.......................................................................  $    2,738,804,401
         Shares outstanding...............................................................         138,684,362
         Net asset value, offering and redemption price per share..........................             $19.75
                                                                                                        ======
     CLASS Y SHARES
         Net assets.......................................................................  $      871,583,474
         Shares outstanding...............................................................          42,228,934
         Net asset value, offering and redemption price per share.........................              $20.64
                                                                                                        ======



*On purchases of $100,000 or more, the offering price is reduced.




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
Statement of Operations
For the six months ended January 31, 2003 (Unaudited)
================================================================================

INVESTMENT INCOME:
     Income:
         Dividends:
              Unaffiliated companies (Net of foreign withholding taxes of $1,207,639).....   $    125,160,702
              Affiliated companies........................................................          6,200,895
         Interest.........................................................................         15,560,890
         Lending fees.....................................................................            151,900
                                                                                             ----------------
                  Total income............................................................        147,074,387

     Expenses:
         Management fees (Note 3)........................................  $   44,032,967
         Custodian fees..................................................       1,370,370
         Transfer agent fees
              Class A....................................................       6,501,784
              Class B....................................................       4,967,856
              Class C....................................................       2,577,382
              Class Y....................................................         209,531
         Audit fees......................................................          42,000
         Legal fees......................................................          31,602
         Accounting fees (Note 3)........................................         199,998
         Reports to shareholders.........................................       1,450,476
         Directors' fees and expenses....................................         159,669
         Registration and filing fees....................................         540,483
         Miscellaneous...................................................          30,543
         Payments under distribution plan (Note 4)
              Class A....................................................      10,299,161
              Class B....................................................      23,383,100
              Class C....................................................      14,456,083
                                                                           --------------
                  Total expenses..........................................................         110,253,005
                  Expenses paid indirectly  (Note 6)......................................             (92,020)
                                                                                             -----------------
                  Net expenses............................................................         110,160,985
                                                                                             -----------------
                      Net investment income...............................................          36,913,402
                                                                                             -----------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
     Net realized loss from:
         Investment transactions:
              Unaffiliated companies......................................................        (501,870,507)
              Affiliated companies........................................................         (15,828,090)
         Foreign currency transactions....................................................            (216,675)
     Net increase in unrealized depreciation on investments and translation
         of assets and liabilities in foreign currencies..................................        (295,302,912)
                                                                                             -----------------
     Net realized and unrealized loss on investments and foreign currency  ...............        (813,218,184)
                                                                                             -----------------
                  Net decrease in net assets resulting from operations....................   $    (776,304,782)
                                                                                             =================



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
Statements of Changes in Net Assets
================================================================================

                                                                            SIX MONTHS ENDED      YEAR ENDED
                                                                            JANUARY 31, 2003        JULY 31,
                                                                               (UNAUDITED)            2002
                                                                               -----------            ----
OPERATIONS:
     Net investment income.............................................  $      36,913,402   $      30,287,845
     Net realized loss from investments and
         foreign currency transactions.................................       (517,915,272)       (534,960,651)
     Net change in unrealized appreciation (depreciation) on
         investments and translation of assets and liabilities in
         foreign currencies............................................       (295,302,912)     (3,390,974,304)
                                                                         -----------------   -----------------
       Net decrease in net assets resulting from operations............       (776,304,782)     (3,895,647,110)

DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
     Net investment income:
         Class A  .....................................................        (51,438,774)        (12,324,367)
         Class B  .....................................................             -                   -
         Class C  .....................................................             -                   -
         Class Y  .....................................................         (8,290,743)         (5,675,031)

CAPITAL SHARE TRANSACTIONS:
     Net decrease in net assets resulting from capital share
           transactions (Note 5)
         Class A  .....................................................       (279,200,339)        (53,142,644)
         Class B  .....................................................       (231,517,171)       (308,582,298)
         Class C  .....................................................       (126,061,640)       (133,643,142)
         Class Y  .....................................................        (25,865,832)       (304,118,272)
                                                                         -----------------   -----------------

     Total decrease in net assets......................................     (1,498,679,281)     (4,713,132,864)

NET ASSETS:

     Beginning of period...............................................     17,558,332,732      22,271,465,596
                                                                         -----------------   -----------------
     End of period (including undistributed net investment income
         (loss) of ($14,681,222) and $8,134,893, respectively).........  $  16,059,653,451   $  17,558,332,732
                                                                         =================   =================


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
Notes to Financial Statements
January 31, 2003 (Unaudited)
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Fund is a separate series of Davis New York Venture Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is growth of capital. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class's distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Portfolio securities traded on national securities exchanges are valued at the published last sales prices on the exchange, or, in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. If no quotations are available, the fair value of the investment is determined by or at the direction of the Board of Directors. Investments in short-term securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

MASTER REPURCHASE AGREEMENTS - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

FOREIGN CURRENCY - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

DAVIS NEW YORK VENTURE FUND
Notes to Financial Statements - Continued
January 31, 2003 (Unaudited)
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

     Reported net realized foreign exchange gains or losses arise from sales and maturities of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. At January 31, 2003, the Fund had a net capital loss of approximately $458,003,474 available to offset future capital gains, if any, which expire in 2010. In addition, at January 31, 2003, the Fund had approximately $622,296,979 of post October 2001 losses available to offset future capital gains, if any, which expire in 2011.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses) and net unrealized appreciation (depreciation) of investments may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and the tax deferral of losses on "wash sale" transactions. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund.

USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities) for the six months ended January 31, 2003, were $766,780,592 and $1,281,853,257, respectively.

DAVIS NEW YORK VENTURE FUND
Notes to Financial Statements - Continued
January 31, 2003 (Unaudited)
================================================================================

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Advisory fees are paid to Davis Advisors (the "Adviser") at the annual rate of 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million, 0.55% of the average net assets on the next $2.5 billion, 0.54% of the average net assets on the next $1 billion, 0.53% of the average net assets on the next $1 billion, 0.52% of the average net assets on the next $1 billion, 0.51% of the average net assets on the next $1 billion and 0.50% of the average net assets in excess of $7 billion. Management fees paid during the six months ended January 31, 2003, approximated 0.52% of average net assets.

     The Adviser is paid for registering Fund shares for sale in various states. The fee for the six months ended January 31, 2003, amounted to $7,002. State Street Bank & Trust Co. ("State Street Bank") is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the six months ended January 31, 2003, amounted to $1,199,271. State Street Bank is the Fund's primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund's custodian. The Adviser is also paid for certain accounting services. The fee amounted to $199,998 for the six months ended January 31, 2003. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

     Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

     CLASS A SHARES

     Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

     During the six months ended January 31, 2003, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $ 2,814,558 from commissions earned on sales of Class A shares of the Fund, of which $341,646 was retained by the Underwriter and the remaining $2,472,912 was reallowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

     The Underwriter is reimbursed for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at an annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the six months ended January 31, 2003, was $10,299,161.

DAVIS NEW YORK VENTURE FUND
Notes to Financial Statements - Continued
January 31, 2003 (Unaudited)
================================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED

     CLASS B SHARES

     Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

     The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. Payments under the Class B Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class B Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan, plus interest, at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

     During the six months ended January 31, 2003, Class B shares of the Fund made distribution plan payments which included distribution fees of $17,547,094 and service fees of $5,836,006.

     Commission advances by the Distributor during the six months ended January 31, 2003 on the sale of Class B shares of the Fund amounted to $4,651,159, all of which was reallowed to qualified selling dealers.

     The Distributor intends to seek payment from Class B shares of the Fund in the amount of $338,029,886 representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

     A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the six months ended January 31, 2003 the Distributor received $5,761,388 in contingent deferred sales charges from Class B shares of the Fund.

     CLASS C SHARES

     Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. Payments under the Class C Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class C Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. Class C shares are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan.

     During the six months ended January 31, 2003, Class C shares of the Fund made distribution plan payments which included distribution fees of $10,842,062 and service fees of $3,614,021. During the six months ended January 31, 2003, the Distributor received $190,430 in contingent deferred sales charges from Class C shares of the Fund.

DAVIS NEW YORK VENTURE FUND
Notes to Financial Statements - Continued
January 31, 2003 (Unaudited)
================================================================================
NOTE 5 - CAPITAL STOCK

     At January 31, 2003, there were 3,000,000,000 shares of capital stock ($0.05 par value per share) authorized, 2,000,000,000 of which shares are classified as Davis New York Venture Fund. Transactions in capital stock were as follows:

CLASS A                                                 SIX MONTHS ENDED
                                                        JANUARY 31, 2003                     YEAR ENDED
                                                           (UNAUDITED)                      JULY 31, 2002
                                                 ---------------------------------    -------------------------------
                                                     SHARES            AMOUNT            SHARES           AMOUNT
                                                     ------            ------            ------           ------
Shares subscribed..............................     39,420,495   $     829,698,965      92,515,619   $  2,247,860,074
Shares issued in reinvestment of distributions.      2,190,105          47,658,232         464,085         11,457,258
Acquisition (Note 8)...........................        -                   -               655,284         13,802,239
                                                 -------------   -----------------    ------------   ----------------
                                                    41,610,600         877,357,197      93,634,988      2,273,119,571
Shares redeemed................................    (55,242,019)     (1,156,557,536)    (97,682,100)    (2,326,262,215)
                                                 -------------   -----------------    ------------   ----------------
     Net decrease..............................    (13,631,419)  $    (279,200,339)     (4,047,112)  $    (53,142,644)
                                                 =============   =================    ============   =================


CLASS B                                                 SIX MONTHS ENDED
                                                        JANUARY 31, 2003                     YEAR ENDED
                                                           (UNAUDITED)                      JULY 31, 2002
                                                 ---------------------------------    -------------------------------
                                                     SHARES            AMOUNT            SHARES           AMOUNT
                                                     ------            ------            ------           ------
Shares subscribed..............................      9,899,120   $     199,793,850      28,190,814   $    660,699,911
Acquisition (Note 8)...........................         -                  -               897,431         18,224,129
                                                 -------------   -----------------    ------------   ----------------
                                                     9,899,120         199,793,850      29,088,245        678,924,040
Shares redeemed................................    (21,672,886)       (431,311,021)    (43,524,700)      (987,506,338)
                                                 -------------   -----------------    ------------   ----------------
     Net decrease..............................    (11,773,766)  $    (231,517,171)    (14,436,455)  $   (308,582,298)
                                                 =============   =================    ============   =================


CLASS C                                                 SIX MONTHS ENDED
                                                        JANUARY 31, 2003                     YEAR ENDED
                                                           (UNAUDITED)                      JULY 31, 2002
                                                 ---------------------------------    -------------------------------
                                                     SHARES            AMOUNT            SHARES           AMOUNT
                                                     ------            ------            ------           ------
Shares subscribed..............................      8,356,719   $     169,679,867      24,597,024   $    581,372,277
Acquisition (Note 8)...........................         -                  -               455,402          9,305,224
                                                 -------------   -----------------    ------------   ----------------
                                                     8,356,719         169,679,867      25,052,426        590,677,501
Shares redeemed................................    (14,736,548)       (295,741,507)    (31,553,553)      (724,320,643)
                                                 -------------   -----------------    ------------   ----------------
     Net decrease..............................     (6,379,829)  $    (126,061,640)     (6,501,127)  $   (133,643,142)
                                                 =============   =================    ============   =================


CLASS Y                                                 SIX MONTHS ENDED
                                                        JANUARY 31, 2003                     YEAR ENDED
                                                           (UNAUDITED)                      JULY 31, 2002
                                                 ---------------------------------    -------------------------------
                                                     SHARES            AMOUNT            SHARES           AMOUNT
                                                     ------            ------            ------           ------
Shares subscribed..............................      5,544,880   $     119,023,852      13,798,679   $    339,097,140
Shares issued in reinvestment of distributions.        282,403           6,204,391         184,505          4,597,475
Acquisition (Note 8)...........................         -                  -                 7,731            164,816
                                                 -------------   -----------------    ------------   ----------------
                                                     5,827,283         125,228,243      13,990,915        343,859,431
Shares redeemed................................     (7,161,460)       (151,094,075)    (26,155,568)      (647,977,703)
                                                 -------------   -----------------    ------------   ----------------
     Net decrease..............................     (1,334,177)  $     (25,865,832)    (12,164,653)  $   (304,118,272)
                                                 =============   =================    ============   =================

DAVIS NEW YORK VENTURE FUND
Notes to Financial Statements - Continued
January 31, 2003 (Unaudited)
================================================================================

NOTE 6 - EXPENSES PAID INDIRECTLY

     Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $3,672 during the six months ended January 31, 2003.

     Davis New York Venture Fund ("the Fund") has entered into agreements with certain brokers whereby the Fund's operating expenses are reduced by a portion of the commissions paid to such brokers. During the six months ended January 31, 2003 the reduction amounted to $88,348.

NOTE 7 - SECURITIES LOANED

     Davis New York Venture Fund (the "Fund") has entered into a securities lending arrangement with UBS PaineWebber, Inc. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, UBS PaineWebber, Inc. is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. Cash collateral is invested by the Adviser in money market instruments. As of January 31, 2003, the Fund did not have any loaned securities. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 8 - ACQUISITION OF DAVIS GROWTH & INCOME FUND

     On September 21, 2001, the fund acquired all of the net assets of Davis Growth & Income Fund, pursuant to an Agreement and Plan of Reorganization approved by the Davis Growth & Income Fund shareholders on September 14, 2001. The Fund issued (at an exchange ratio of 0.382600, 0.392561, 0.391639 and 0.379066 for Class A, Class B, Class C and Class Y shares of the fund, respectively to one share of Davis New York Venture Fund) shares of capital stock for Class A, Class B, Class C and Class Y of 655,284, 897,431, 455,402 and 7,731, respectively, valued at $13,802,239, $18,224,129, $9,305,224 and
$164,816, respectively, in exchange for the net assets, resulting in combined net assets on September 21, 2001 for Class A, Class B, Class C and Class Y of $8,654,850,386, $5,085,557,953, $3,094,952,395 and $1,189,373,092, respectively.
The net assets acquired included net unrealized depreciation of $5,240,579 and unused capital loss carryover of $4,237,258 for potential utilization subject to tax limitation. The exchange qualified as a tax-free reorganization for federal income tax purposes.

DAVIS NEW YORK VENTURE FUND
Notes to Financial Statements - Continued
January 31, 2003 (Unaudited)
================================================================================

NOTE 9 - ILLIQUID SECURITIES

    Securities may be considered illiquid if they lack a readily available market or if valuation has not changed for a certain period of time. The aggregate value of illiquid securities in the Fund was $134,644,738, or 0.84% of the Fund's net assets as of January 31, 2003. Information concerning illiquid securities is as follows:

                                                                                    Valuation per Unit
                                     Acquisition                                    as of January 31,
Security                                 Date        Shares/Par   Cost per Unit            2003
--------                                 ----        ----------   -------------            ----
Tyco International Group, SA,
    6.25%, 6/15/03                      6/7/02        5,000,000   $   96.15             $   101.00

Tyco International Group, SA,
    4.95%, 8/1/03                       2/8/02       24,340,000   $   95.73             $   100.50

Tyco International Group, SA,
    5.875%, 11/1/04                     6/7/02       18,000,000   $   86.33             $   100.00

Tyco International Group, SA,
    6.375%, 6/15/05                     6/7/02        5,500,000   $   83.34             $    99.50

Tyco International Group, SA,
    6.375%, 2/15/06                    7/22/02       21,517,000   $   79.49             $    98.75

Tyco International Group, SA,
    Conv. Notes, Zero Cpn.,
    2.08%, 2/12/21                      6/7/02       30,000,000   $   68.86             $    76.38

Tyco International Ltd., Conv.
    Notes, Zero Cpn., 2.91%,
    11/17/20                            6/7/02       50,000,000   $   59.85             $    75.00

DAVIS NEW YORK VENTURE FUND
Financial highlights
CLASS A
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                    SIX MONTHS
                                                       ENDED
                                                    JANUARY 31,                       YEAR ENDED JULY 31,
                                                       2003           ----------------------------------------------------------
                                                    (UNAUDITED)        2002         2001         2000          1999        1998
                                                    -----------        ----         ----         ----          ----        ----
Net Asset Value, Beginning of Period...............    $21.47         $25.99       $30.64       $27.73        $24.31      $22.91
                                                       ------         ------       ------       ------        ------      ------
Income (Loss) From Investment Operations
     Net Investment Income.........................       .09            .12          .11          .08           .14         .20
     Net Realized and Unrealized Gains (Losses)....     (1.00)         (4.61)       (2.07)        3.45          3.87        2.26
                                                       ------         ------       ------       ------        ------      ------
       Total From Investment Operations............      (.91)         (4.49)       (1.96)        3.53          4.01        2.46

Dividends and Distributions
     Dividends from Net Investment Income..........      (.13)          (.03)        (.04)           -(3)       (.11)       (.23)
     Distributions in Excess of Net
       Investment Income...........................         -              -         (.01)           -             -           -
     Distributions from Realized Gains.............         -              -        (2.64)        (.62)         (.48)       (.83)
                                                       ------         ------       ------       ------        ------      ------
       Total  Dividends and Distributions..........      (.13)          (.03)       (2.69)        (.62)         (.59)      (1.06)
                                                       ------         ------       ------       ------        ------      ------

Net Asset Value, End  of Period....................    $20.43         $21.47       $25.99       $30.64        $27.73      $24.31
                                                       ======         ======       ======       ======        ======      ======

Total Return(1)....................................     (4.28)%       (17.29)%      (6.70)%      12.99%        16.85%      11.16%

Ratios/Supplemental Data

     Net Assets, End of Period (000,000 omitted)...    $8,033         $8,734      $10,678       $9,539        $7,443      $6,458
     Ratio of Expenses to Average Net Assets.......       .96%*          .92%         .89%         .88%          .90%        .91%
     Ratio of Net Investment Income to Average.....       .77%*          .49%         .50%         .31%          .56%        .80%
       Net Assets..................................
     Portfolio Turnover Rate(2)....................         5%            22%          15%          29%           25%         11%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3)  Less than $0.005 per share.

*    Annualized.

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
Financial highlights
CLASS B
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                     SIX MONTHS
                                                        ENDED
                                                     JANUARY 31,                     YEAR ENDED JULY 31,
                                                        2003        --------------------------------------------------------
                                                     (UNAUDITED)     2002        2001        2000         1999         1998
                                                     -----------     ----        ----        ----         ----         ----
Net Asset Value, Beginning of Period................    $20.58      $25.09      $29.85      $27.25       $24.00       $22.64
                                                        ------      ------      ------      ------       ------       ------
Income (Loss) From Investment Operations
     Net Investment Income (Loss)...................      (.02)       (.09)       (.03)       (.23)        (.14)         .01
     Net Realized and Unrealized Gains (Losses).....      (.94)      (4.42)      (2.09)       3.45         3.87         2.23
                                                        ------      ------      ------      ------       ------       ------
       Total From Investment Operations.............      (.96)      (4.51)      (2.12)       3.22         3.73         2.24

Dividends and Distributions
     Dividends from Net Investment Income...........         -           -           -           -            -         (.05)
     Distributions from Realized Gains..............         -           -       (2.64)       (.62)        (.48)        (.83)
                                                        ------      ------      ------      ------       ------       ------
       Total  Dividends and Distributions...........         -           -       (2.64)       (.62)        (.48)        (.88)
                                                        ------      ------      ------      ------       ------       ------
Net Asset Value, End  of Period.....................    $19.62      $20.58      $25.09      $29.85       $27.25       $24.00
                                                        ======      ======      ======      ======       ======       ======

Total Return(1).....................................     (4.66)%    (17.98)%     (7.46)%     12.06%       15.84%       10.22%

Ratios/Supplemental Data
     Net Assets, End of Period (000,000 omitted)....    $4,416      $4,874      $6,303      $5,724       $4,405       $3,123
     Ratio of Expenses to Average Net Assets........      1.78%*      1.72%       1.71%       1.71%        1.74%        1.79%
     Ratio of Net Investment Loss to Average
       Net Assets...................................      (.05)%*     (.31)%      (.32)%      (.52)%       (.28)%       (.08)%
     Portfolio Turnover Rate(2) ....................         5%         22%         15%         29%          25%          11%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized.


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
Financial highlights
CLASS C
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                    SIX MONTHS
                                                       ENDED
                                                    JANUARY 31,                      YEAR ENDED JULY 31,
                                                       2003         ------------------------------------------------------
                                                    (UNAUDITED)      2002        2001        2000         1999      1998
                                                      ------        ------      ------      ------       ------     ------
Net Asset Value, Beginning of Period...............   $20.71        $25.24      $30.00      $27.38       $24.09     $22.72
                                                      ------        ------      ------      ------       ------     ------

Income (Loss) From Investment Operations
     Net Investment Income (Loss)..................     (.01)         (.08)       (.02)       (.21)        (.10)       .02
     Net Realized and Unrealized Gains (Losses)....     (.95)        (4.45)      (2.10)       3.45         3.87       2.24
                                                      ------        ------      ------      ------       ------     ------
       Total From Investment Operations............     (.96)        (4.53)      (2.12)       3.24         3.77       2.26

Dividends and Distributions
     Dividends from Net Investment Income..........        -             -           -           -            -       (.06)
     Distributions from Realized Gains.............        -             -       (2.64)       (.62)        (.48)      (.83)
                                                      ------        ------      ------      ------       ------     ------
       Total  Dividends and Distributions..........        -             -       (2.64)       (.62)        (.48)      (.89)
                                                      ------        ------      ------      ------       ------     ------
Net Asset Value, End  of Period....................   $19.75        $20.71      $25.24      $30.00       $27.38     $24.09
                                                      ======        ======      ======      ======       ======     ======

Total Return(1)....................................    (4.64)%      (17.95)%     (7.42)%     12.07%       15.95%     10.27%

Ratios/Supplemental Data
     Net Assets, End of Period (000,000 omitted)...   $2,739        $3,004      $3,825      $3,021       $1,934     $1,391
     Ratio of Expenses to Average Net Assets.......     1.74%*        1.70%       1.68%       1.69%        1.72%      1.71%
     Ratio of Net Investment Income (Loss) to
       Average Net Assets..........................     (.01)%*       (.29)%      (.29)%      (.50)%       (.26)%      .00%
     Portfolio Turnover Rate(2)....................        5%           22%         15%         29%          25%        11%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized.



SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
Financial highlights
CLASS Y
================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                     SIX MONTHS
                                                       ENDED
                                                     JANUARY 31,                     YEAR ENDED JULY 31,
                                                        2003         ------------------------------------------------------
                                                    (UNAUDITED)       2002        2001        2000         1999       1998
                                                       ------        ------      ------      ------       ------     ------
Net Asset Value, Beginning of Period................   $21.72        $26.29      $30.96      $28.00       $24.55     $23.12
                                                       ------        ------      ------      ------       ------     ------

Income (Loss) From Investment Operations
     Net Investment Income..........................      .13           .26         .13         .20          .25        .24
     Net Realized and Unrealized Gains (Losses).....    (1.01)        (4.73)      (2.02)       3.45         3.87       2.31
                                                       ------        ------      ------      ------       ------     ------
       Total From Investment Operations.............     (.88)        (4.47)      (1.89)       3.65         4.12       2.55

Dividends and Distributions
     Dividends from Net Investment Income...........     (.20)         (.10)       (.12)       (.07)        (.19)      (.29)
     Distributions in Excess of Net
       Investment Income............................        -             -        (.02)          -            -          -
     Distributions from Realized Gains..............        -             -       (2.64)       (.62)        (.48)      (.83)
                                                       ------        ------      ------      ------       ------     ------
       Total  Dividends and Distributions...........     (.20)         (.10)      (2.78)       (.69)        (.67)     (1.12)
                                                       ------        ------      ------      ------       ------     ------

Net Asset Value, End  of Period.....................   $20.64        $21.72      $26.29      $30.96       $28.00     $24.55
                                                       ======        ======      ======      ======       ======     ======

Total Return(1).....................................    (4.12)%      (17.04)%     (6.41)%     13.33%       17.19%     11.48%

Ratios/Supplemental Data
     Net Assets, End of Period (000,000 omitted)....     $872          $946      $1,465      $1,005         $734       $735
     Ratio of Expenses to Average Net Assets........      .61%*         .62%        .62%        .60%         .62%       .59%
     Ratio of Net Investment Income to Average
       Net Assets...................................     1.12%*         .79%        .77%        .59%         .84%      1.12%
     Portfolio Turnover Rate(2).....................        5%           22%         15%         29%          25%        11%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


*    Annualized.


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                                    DIRECTORS

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. Each Director serves until their retirement, resignation, death or removal. Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-two (72), except that any person who was a Director on July 1, 1994, and at that date was seventy-three (73) years of age or less shall retire from the Board of Directors and cease being a Director at the close of business on the last day of the year in which the Director attains age seventy-four (74).

                                                                                 NUMBER OF
                                    TERM OF                                      PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                     FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING          OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS               DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

WESLEY E.          Director         director       President of Bass &                  13         none stated
BASS, JR.                           since 1990     Associates (financial
(born 8/21/31)                                     consulting); formerly
                                                   First Deputy City Treasurer,
                                                   City of Chicago; and
                                                   Executive Vice President,
                                                   Chicago Title and Trust
                                                   Company (bank and trust).

MARC P. BLUM       Director         director       Chief Executive                      13         Director, Mid-Atlantic Realty
(born 9/9/42)                       since 1986     Officer, World Total                            Trust (real estate investment
                                                   Return Fund, LLP; Of                            trust), Legg Mason Trust
                                                   Counsel to Gordon,                              (asset management company)
                                                   Feinblatt, Rothman,                             and Rodney Trust Company
                                                   Hoffberger and                                  (Delaware); Trustee, College
                                                   Hollander, LLC (law                             of Notre Dame of Maryland,
                                                   firm).                                          McDonogh School and other
                                                                                                   public charities, private
                                                                                                   foundations and businesses.

JERRY D. GEIST     Director         director       Chairman, Santa Fe                   13         Director, CH2M-Hill, Inc.
(born 5/23/34)                      since 1986     Center Enterprises                              (engineering); Member,
                                                   (energy project                                 Investment Committee for
                                                   development); Retired                           Microgeneration Technology
                                                   Chairman and                                    Fund, UTECH Funds.
                                                   President, Public
                                                   Service Company of New
                                                   Mexico.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                              DIRECTORS - CONTINUED

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS - CONTINUED

D. JAMES GUZY      Director         director       Chairman, PLX                  13         Director, Intel Corp.
(born 3/7/36)                       since 1982     Technology, Inc.                          (semi-conductor
                                                   (semi-conductor                           manufacturer), Cirrus Logic
                                                   manufacturer).                            Corp. (semi-conductor
                                                                                             manufacturer), Alliance
                                                                                             Technology Fund (a mutual
                                                                                             fund), Micro Component
                                                                                             Technology, Inc.
                                                                                             (micro-circuit handling and
                                                                                             testing equipment
                                                                                             manufacturer), Novellus
                                                                                             Systems, Inc. (semi-conductor
                                                                                             manufacturer) and
                                                                                             LogicVision, Inc.
                                                                                             (semi-conductor software
                                                                                             company).

G. BERNARD         Director         director       Managing General               13         none stated
HAMILTON                            since 1978     Partner, Avanti
(born 3/18/37)                                     Partners, L.P.
                                                   (investment
                                                   partnership).

ROBERT P.          Director         director       Chairman, Northroad            13         none stated
MORGENTHAU                          since 2002     Capital Management (an
(born 3/22/57)                                     investment management
                                                   firm) since June 2002;
                                                   President of Asset Management
                                                   Group of Bank of America (an
                                                   investment management firm)
                                                   from 2001 until 2002; prior
                                                   to that a managing director
                                                   and global head of marketing
                                                   and distribution for Lazard
                                                   Asset Management (an
                                                   investment management firm)
                                                   for ten years.

THEODORE B.        Director         director       Chairman, President            13         Trustee, Deputy Mayor and
SMITH, JR.                          since 2001     and CEO of John                           Commissioner of Public
(born 12/23/32)                                    Hassall, Inc.                             Services for the Incorporated
                                                   (fastener                                 Village of Mill Neck.
                                                   manufacturing);
                                                   Managing Director,
                                                   John Hassall, Ltd.;
                                                   Chairman, John Hassall
                                                   Japan, Ltd.; Chairman
                                                   of Cantrock Realty;
                                                   Chairman of McCallum
                                                   Die (tool and die).

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                              DIRECTORS - CONTINUED

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS - CONTINUED

CHRISTIAN R.       Director         director       General Partner of             13         none stated
SONNE                               since 1990     Tuxedo Park Associates
(born 5/6/36)                                      (land holding and
                                                   development firm);
                                                   President and Chief
                                                   Executive Officer of
                                                   Mulford Securities
                                                   Corporation (private
                                                   investment fund) until
                                                   1990; formerly Vice
                                                   President of Goldman
                                                   Sachs & Co.
                                                   (investment banking).

MARSHA WILLIAMS    Director         director       Executive Vice                 17         Director of the Selected
(born 3/28/51)                      since 1999     President and Chief                       Funds (consisting of four
                                                   Financial Officer of                      portfolios) since 1996;
                                                   Equity Office                             Director, Modine
                                                   Properties Trust (a                       Manufacturing, Inc. (heat
                                                   real estate investment                    transfer technology);
                                                   trust); Former Chief                      Director, Chicago Bridge &
                                                   Administrative Officer                    Iron Company, N.V.
                                                   of Crate & Barrel                         (industrial construction and
                                                   (home furnishings                         engineering).
                                                   retailer); former Vice
                                                   President and
                                                   Treasurer, Amoco
                                                   Corporation (oil & gas
                                                   company).

INSIDE DIRECTORS*

JEREMY H. BIGGS    Director/        director       Vice Chairman, Head of         11         Director of the Van Eck/Chubb
(born 8/16/35)     Chairman         since 1994     Equity Research,                          Funds (consisting of six
                                                   Chairman of U.S.                          portfolios, mutual fund
                                                   Investment Policy                         investment adviser).
                                                   Committee and Member
                                                   of the International
                                                   Investment Committee,
                                                   all for Fiduciary
                                                   Trust Company
                                                   International (money
                                                   management firm)
                                                   Consultant to Davis
                                                   Selected Advisers,
                                                   L.P.

DAVIS NEW YORK VENTURE FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                              DIRECTORS - CONTINUED

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INSIDE DIRECTORS* - CONTINUED

ANDREW A. DAVIS    Director         director       President or Vice              17         Director of the Selected
(born 6/25/63)                      since 1997     President of each                         Funds (consisting of four
                                                   Davis Fund and                            portfolios) since 1998.
                                                   Selected Fund;
                                                   President, Davis
                                                   Selected Advisers,
                                                   L.P., and also serves
                                                   as an executive
                                                   officer in certain
                                                   companies affiliated
                                                   with the Adviser.

CHRISTOPHER C.     Director         director       Chief Executive                17         Director of the Selected
DAVIS                               since 1997     Officer, President or                     Funds (consisting of four
(born 7/13/65)                                     Vice President of each                    portfolios) since 1998.
                                                   Davis Fund and Selected Fund;
                                                   Chairman and Chief Executive
                                                   Officer, Davis Selected
                                                   Advisers, L.P., and also
                                                   serves as an executive
                                                   officer in certain companies
                                                   affiliated with the Adviser,
                                                   including sole member of the
                                                   Adviser's general partner,
                                                   Davis Investments, LLC;
                                                   Employee of Shelby Cullom
                                                   Davis & Co. (registered
                                                   broker/dealer).

* Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

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



















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

                                 DAVIS NEW YORK
                                  VENTURE FUND
                  2949 East Elvira Road, Tucson, Arizona 85706

================================================================================

       DIRECTORS                          OFFICERS
       Wesley E. Bass, Jr.                Jeremy H. Biggs
       Jeremy H. Biggs                        Chairman
       Marc P. Blum                       Christopher C. Davis
       Andrew  A. Davis                       President
       Christopher C. Davis               Andrew A. Davis
       Jerry D. Geist                         Vice President
       D. James Guzy                      Kenneth C. Eich
       G. Bernard Hamilton                    Executive Vice President &
       Robert P. Morganthau                   Principal Executive Officer
       Theodore B. Smith, Jr.             Sharra L. Reed
       Christian R. Sonne                     Vice President, Treasurer
       Marsha Williams                        & Principal Accounting Officer
                                          Thomas D. Tays
                                              Vice President & Secretary


INVESTMENT ADVISER
Davis Selected Advisers, L.P. (doing business as "Davis Advisors") 2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois 60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2700
Denver, Colorado 80202


================================================================================
FOR MORE INFORMATION ABOUT DAVIS NEW YORK VENTURE FUND INCLUDING MANAGEMENT FEES, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-279-0279.
================================================================================

                                             DAVIS ADVISORS
                                             2949 East Elvira Road
                                             Suite 101
                                             Tucson, AZ 85706
                                             1-800-279-0279
                                             www.davisfunds.com


















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